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                                                                 Exhibit 10.21.1


                      FIRST AMENDMENT TO AGREEMENT OF LEASE


         THIS FIRST AMENDMENT TO AGREEMENT OF LEASE ("AMENDMENT") is made and entered into as of the 1st day of May, 1999, by and between LaSalle Bank National Association formerly known as LASALLE NATIONAL BANK, as successor trustee to LaSalle National Trust, N.A., as successor trustee to LaSalle National Bank, as Trustee under that certain Trust Agreement dated March 1, 1984 and known as Trust No. 107701 ("LANDLORD") and APCOA/STANDARD PARKING, INC. F/K/A APCOA, INC., a Delaware corporation ("TENANT")

                                    RECITALS:

       A. Landlord, or its predecessor in interest, and Tenant are parties to that certain Agreement of Lease dated June 4, 1998, including Rider 1, Rider 2 and Rider 3 incorporated therein by reference (the "LEASE") pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, the "PREMISES" (as therein defined), in the property known as 900 North Michigan Building ("BUILDING") the address of which is 900 North Michigan Avenue, Chicago, Illinois 60611.

       B. Rider 3 of the Lease provides Tenant with an Expansion Option and Tenant hereby exercises its Initial Expansion Option as to approximately 2,898 square feet of rentable area on the 17th floor of the Building (the "INITIAL EXPANSION SPACE") as shown on Exhibit "A" attached hereto.

       C. The parties now desire to amend the Lease to provide for the addition to the Premises of the Initial Expansion Space.

       NOW, THEREFORE, in consideration of the mutual covenants and agreement herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

       1. THE PREMISES. As of May 1, 1999 (the "INITIAL EXPANSION DATE"), the Initial Expansion Space shall be added to the Premises and shall hereinafter be deemed a part of the Premises. Therefore, as of the Initial Expansion Date, the Premises shall consist of approximately 39,829 square feet of rentable area, approximately 15,583 rentable square feet of which shall be located on the 17th floor of the Building.


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       2.     BASE RENT. As of the date hereof, Section 3 of the Lease shall be amended by striking the rent payment table and inserting in its place the following:

       ------------------------------------------------------------------------------------------
                                      BASE RENT
                                   PER SQUARE FOOT
                 PERIOD            OF RENTABLE AREA     ANNUAL BASE RENT      MONTHLY BASE RENT
       ------------------------------------------------------------------------------------------
          Commencement Date
          to 4/30/1999                  24.85               $917,735.35           $76,477.95
       ------------------------------------------------------------------------------------------
          5/1/99 -9/30/99               24.85                989,750.65            82,479.22
       ------------------------------------------------------------------------------------------
          10/l/99-9/30/00               25.35              1,009,665.15            84,138.76
       ------------------------------------------------------------------------------------------
          10/1/00-9/30/01               25.85              1,029,579.65            85,798.30
       ------------------------------------------------------------------------------------------
          10/1/01-9/30/02               26.35              1,049,494.15            87,457.85
       ------------------------------------------------------------------------------------------
          10/1/02-9/30/03               26.85              1,069,408.65            89,117.39
       ------------------------------------------------------------------------------------------
          10/1/03-9/30/04               27.35              1,089,323.15            90,776.93
       ------------------------------------------------------------------------------------------
          10/1/04-9/30/05               27.85              1,109,237.65            92,436.47
       ------------------------------------------------------------------------------------------
          10/1/05-9/30/06               28.35              1,129,152.15            94,096.01
       ------------------------------------------------------------------------------------------
          10/1/06-9/30/07               28.85              1,149,066.65            95,755.55
       ------------------------------------------------------------------------------------------
          10/1/07-9/30/08               29.35              1,168,981.15            97,415.10
       ------------------------------------------------------------------------------------------

       3. TENANT'S PRO RATA SHARE. As of the date hereof, Section 4.2.4 of the Lease shall be amended by changing "Tenants' Pro Rata Share" from 7.32% to 7.90%, based upon the increase in square footage of the Premises as provided in Paragraph 1 above.

       4. WHOLE AGREEMENT. This Amendment sets forth the entire Agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Amendment, the latter provisions shall govern and control. Except as expressly amended herein, the original terms and conditions of the Lease remain in full force and effect including, without limitation, Tenant's rights of further expansion of the Premises and extension or renewal of the Term under the Lease.

       5. NOT AN OFFER. Neither party shall be bound by this Amendment until Landlord and Tenant both have executed and delivered the same to the other party.

       6. CAPITALIZED TERMS. All Capitalized Terms defined herein shall have the meanings attributed to them in the Lease.

       7. TRUST CLAUSE. It is expressly understood and agreed that this Amendment is executed on behalf of LaSalle Bank National Association formerly known as LaSalle National Bank, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and invested in it as such Trustee, and under the direction of the beneficiaries of that certain Trust Agreement specified above. It is further expressly understood and agreed that LaSalle Bank National Association formerly known as LaSalle National Bank, as Trustee as aforesaid, has no right or power whatsoever to manage, control or operate said real estate in any way or to any extent and is not entitled at any time to collect or receive for any purpose, directly


                                       2
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or indirectly, the rents, issues, profits or proceeds of said real estate or any lease or sale or any mortgage or any disposition thereof. Nothing in this Amendment contained shall be construed as creating any personal liability or personal responsibility of the Trustee or any of the beneficiaries of the Trust, and, in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either expressly or impliedly herein contained, or to keep, preserve or sequester any property of said Trust or for said Trustee to continue as said Trustee; and that so far as the parties herein are concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust estate from time to time subject to the provisions of said Trust Agreement for payment thereof, Tenant hereby expressly waiving and releasing said personal liability and personal responsibility on behalf of itself and all persons claiming by, through or under Tenant.

       IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the year and date above first written.


                                     LANDLORD:

                                     LASALLE BANK NATIONAL ASSOCIATION
                                     FORMERLY  KNOWN AS LASALLE
                                     NATIONAL BANK, as Trustee aforesaid and not personally



                                     By: [Illegible]
                                        ----------------------------------------
                                        Its: [Illegible]
                                            ------------------------------------


                                     TENANT:

                                     APCOA/STANDARD PARKING, INC.  F/K/A
                                     APCOA,  INC., a Delaware corporation



                                     By: [Illegible]
                                        ---------------------------------------
                                        Its: Senior Vice President
                                            ------------------------------------


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                                    EXHIBIT A

                             INITIAL EXPANSION SPACE

                                  [FLOOR PLAN]


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                                    EXHIBIT B

                                  THE PREMISES

                                  [FLOOR PLAN]